UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2007

American Real Estate Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 702-4300

N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01. - Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

On July 9, 2007, our indirect wholly owned subsidiaries, AREP Car Holdings Corp., or Parent, and AREP Car Acquisition Corp., or Merger Sub, together with Lear Corporation, entered into Amendment No. 1, or the Amendment, to the Agreement and Plan of Merger, dated as of February 9, 2007, by and among Lear, Parent and Merger Sub, or the Merger Agreement, which amends the Merger Agreement to, among other things, increase the consideration payable to Lear stockholders from $36.00 per share to $37.25 per share, in each case in cash, without interest and less any applicable withholding tax.

The Amendment also provides that if the requisite stockholder vote for the merger is not obtained on or prior to July 16, 2007, subject to certain exceptions, Lear will (1) pay Parent $12,500,000, (2) issue to Parent 335,570 shares of Lear’s common stock, or the Common Stock, and (3) increase from 24% to 27% the share ownership limitation under the waiver of Section 203 of the Delaware General Corporation Law granted by Lear to affiliates of and funds managed by Carl C. Icahn in October 2006, or collectively, the Termination Consideration.

The Amendment further provides that if the requisite stockholder vote for the merger shall not have been obtained prior to 5:00 p.m., Eastern Time, on July 16, 2007, the Merger Agreement shall automatically terminate. Further, if there is an injunction relating to the merger, the Merger Agreement shall automatically terminate upon the earlier of (i) twenty-four (24) hours after the issuance of the injunction or (ii) immediately prior to the commencement of the annual meeting. In either of the foregoing termination events, Parent shall be entitled to receive the Termination Consideration upon termination of the Merger Agreement. Any payment of the Termination Consideration by Lear to Parent shall be credited against the break-up fee that would otherwise be payable by Lear to Parent in the event Lear enters into a definitive agreement with respect to an alternative acquisition proposal within twelve months after the termination of the merger agreement.

The foregoing summary of the Amendment, and the transactions contemplated thereby, does not purport to be complete and is subject to and qualified in its entirety by the full text of the Amendment, which was filed as Exhibit 2.1 to Lear’s Current Report on Form 8-K on July 9, 2007, and the full text of the Merger Agreement, which was filed as Exhibit 2.1 to AREP’s Current Report on Form 8-K on February 9, 2007.

Registration Rights Agreement

In connection with the execution of the Amendment, Parent also entered into a Registration Rights Agreement with Lear pursuant to which Lear has agreed, within thirty (30) days after the issuance of any Common Stock pursuant to the Amendment, to (1) prepare and file a “shelf” registration statement, or the Registration Statement, with the U.S. Securities and Exchange Commission, or the SEC, covering the resale of the Common Stock, (2) use its best efforts to cause the Registration Statement to be declared effective upon filing or as promptly as possible thereafter (but no less than one hundred twenty (120) days after the date of issuance), and (3) use its best efforts to keep the Registration Statement continuously effective under the Securities Act, for so long as Parent is unable to freely transfer the Common Stock. In the event Lear does not file the Registration Statement within thirty (30) days after the issuance, Lear will pay Parent an amount equal to 0.5% of the total value of the Common Stock (based on a per share price of $37.25). Furthermore, if Lear is unable to cause the Registration Statement to be declared effective within one hundred twenty (120) days after the issuance, Lear will pay Parent an amount equal to 0.5% of the total value of the Common Stock. This amount shall increase by an additional 0.5% of the total value of the Common Stock every sixty (60) days thereafter, until the Registration Statement is declared effective, up to a maximum aggregate amount equal to 5.0% of the total value of the Common Stock.

The foregoing summary of the Registration Rights Agreement, and any transactions contemplated thereby, does not purport to be complete and is subject to and qualified in its entirety by the full text of the agreement, which was filed as Exhibit 10.2 to Lear’s Current Report on Form 8-K on July 9, 2007.

Caution Concerning Forward-Looking Statements

                This report contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, many of which are beyond our ability to control or predict. Forward-looking statements may be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” or words of similar meaning and include, but are not limited to, statements about the expected future business and financial performance of AREP and its subsidiaries. Among these risks and uncertainties are risks related to our gaming and associated hotel, restaurant and entertainment operations, including the effects of regulation, substantial competition, rising operating costs and economic downturns; risks related to our real estate activities, including the extent of any tenant bankruptcies and insolvencies, our ability to maintain tenant occupancy at current levels, our ability to obtain, at reasonable costs, adequate insurance coverage and competition for investment properties; risks related to our home fashion operations, including changes in the availability and price of raw materials, changes in customer preferences and changes in transportation costs and delivery times and other risks and uncertainties detailed from time to time in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

In connection with the proposed acquisition and required stockholder approval, Lear has filed with the SEC a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement has been mailed to the stockholders of Lear. Lear’s stockholders are urged to read the proxy statement and other relevant materials because they will contain important information about the acquisition and Lear. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may also obtain free copies of the documents filed by Lear with the SEC by going to Lear’s Investor Relations page on its corporate web site at www.lear.com. Lear's shareholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents by directing such request to Lear Corporation, 21557 Telegraph Road, P.O. Box 5008, Southfield, Michigan 48086-5008, Attention: Investor Relations, or through Lear's website at www.lear.com.

Section 8 - Other Events

Item 8.01 Other Events.

On July 9, 2007, we issued a press release, a copy of which is furnished as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1
Agreement and Plan of Merger, dated as of February 9, 2007, by and among AREP Car Holdings Corp., AREP Car Acquisition Corp. and Lear Corporation (incorporated by reference to Exhibit 2.1 to AREP’s Current Report on Form 8-K (SEC File No. 1-9516), filed on February 9, 2007).

2.2
Amendment No. 1, dated as of July 9, 2007, to the Agreement and Plan of Merger, dated as of February 9, 2007, by and among AREP Car Holdings Corp., AREP Car Acquisition Corp. and Lear Corporation (incorporated by reference to Exhibit 2.1 to Lear’s Current Report on Form 8-K (SEC File No. 1-11311), filed on July 9, 2007).

10.4
Registration Rights Agreement, dated as of July 9, 2007, by and among AREP Car Holdings Corp. and Lear Corporation (incorporated by reference to Exhibit 10.2 to Lear’s Current Report on Form 8-K (SEC File No. 1-11311), filed on July 9, 2007).

99.1	Press Release dated July 9, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REAL ESTATE PARTNERS, L.P.
(Registrant)

By:	American Property Investors, Inc.,
its General Partner

By:	/s/ Keith A. Meister
Keith A. Meister
Vice Chairman and Principal Executive Officer
American Property Investors, Inc.,
the General Partner of
American Real Estate Partners, L.P.
Date: July 9, 2007

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of February 9, 2007, by and among AREP Car Holdings Corp., AREP Car Acquisition Corp. and Lear Corporation (incorporated by reference to Exhibit 2.1 to AREP’s Current Report on Form 8-K (SEC File No. 1-9516), filed on February 9, 2007).

2.2
Amendment No. 1, dated as of July 9, 2007, to the Agreement and Plan of Merger, dated as of February 9, 2007, by and among AREP Car Holdings Corp., AREP Car Acquisition Corp. and Lear Corporation (incorporated by reference to Exhibit 2.1 to Lear’s Current Report on Form 8-K (SEC File No. 1-11311), filed on July 9, 2007).

10.4
Registration Rights Agreement, dated as of July 9, 2007, by and among AREP Car Holdings Corp. and Lear Corporation (incorporated by reference to Exhibit 10.2 to Lear’s Current Report on Form 8-K (SEC File No. 1-11311), filed on July 9, 2007).

99.1	Press Release dated July 9, 2007.